I. Income Taxes (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2016	Sep. 30, 2015
I. Income Taxes Details 1
Effective income tax rate	0.00%	0.00%
United States Federal income tax at statutory rate	$ (1,209)	$ (891)
State income taxes (net of federal benefit)	1	1
NQSO forfeiture	151	234
Prior year deferred true up	0	39
Change in valuation reserves	(212)	(153)
FIN 48	1,329	883
Other	(57)	(111)
Provision for income taxes	$ 2	$ 2